UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

CATCHMARK TIMBER TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2325

Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 858-9794

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 14, 2018, CatchMark Timber Trust, Inc., a Maryland corporation (the “Company”), and CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership and the Company’s wholly owned subsidiary, entered into an Underwriting Agreement with Raymond James & Associates, Inc., Citigroup Global Markets Inc., Stifel, Nicolaus & Company, Incorporated, and RBC Capital Markets, LLC as the underwriters (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters 5,000,000 shares of its Class A common stock and also agreed to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of up to 750,000 additional shares of Class A common stock (collectively, the “Securities”). The Securities were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-218466) (the “Registration Statement”) under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The material terms of the Securities are described in the Company’s prospectus supplement filed with the Commission on March 14, 2018, which relates to the offer and sale of the Securities and supplements the Company’s base prospectus contained in the Registration Statement.

Item 8.01.	Other Events.

On March 16, 2018, the Company issued a press release announcing the closing of the above-referenced underwritten public offering of 5,000,000 shares of its Class A common stock at a price to the public of $12.60 per share. A copy of the press release is filed with this report as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated March 14, 2018 by and among CatchMark Timber Trust, Inc., CatchMark Timber Operating Partnership, L.P., Raymond James & Associates, Inc., Citigroup Global Markets Inc., Stifel, Nicolaus & Company, Incorporated, and RBC Capital Markets, LLC

5.1	Opinion of Venable LLP

8.1	Tax Opinion of Alston & Bird LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1)

99.1	Press Release Regarding Closing of Class A Common Stock Offering

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

By:	/s/ Brian M. Davis
Brian M. Davis
Senior Vice President and Chief Financial Officer

Dated: March 16, 2018